UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005

                             ----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


         California                                            46-0476193
      (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


                        27710 Jefferson Avenue
                              Suite A100
                         Temecula, California                       92590
               (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (909) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events

On July 15, 2005 Temecula Valley Bancorp Inc. (the "Company") received notification from NASDAQ that its application to list its securities on The Nasdaq National Market has been approved. It is anticipated that the Company's securities will begin trading on The Nasdaq National Market on July 29, 2005. The Company's trading symbol will not change. It will continue to be "TMCV."

Item 9.01-Financial Statements and Exhibits

        (a)     Financial statements of business acquired.  Not Applicable

        (b)     Pro forma financial information.  Not Applicable

        (c)     Exhibits

                The following Exhibits are attached as part of this Report:

                99.1 Press release dated July 20, 2005 concerning The Nasdaq National Market listing approval.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEMECULA VALLEY BANCORP INC.


Date: July 20, 2005                     By:   /s/ STEPHEN H. WACKNITZ
                                              ---------------------------------
                                              Stephen H. Wacknitz
                                              Chief Executive Officer and
                                              President